Decommissioning obligations	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Decommissioning obligations
17.	Decommissioning obligations

	Year Ended December 31,
	2019	2018

Opening carrying amount	$131,565	$125,721

Changes in estimates	(32,688)	769

Accretion of present value discount	5,361	5,075

	$104,238	$131,565
All decommissioning obligations relate to Oyu Tolgoi. Reclamation and closure costs have been estimated based on the Company’s interpretation of current regulatory requirements and other commitments made to stakeholders, and are measured as the net present value of future cash expenditures upon reclamation and closure.
Estimated future cash expenditures of $212.6 million (December 31, 2018 - $273.7 million) have been discounted from an anticipated closure date of 2055 to their present value at a real rate of 2.0% (December 31, 2018 - 2.0%).